# FRIEND OF THE SEA®

**Sustainable Fish**

## PRODUCT CERTIFICATE

Certificate No. 0006-2008-W

*This is to Certify that Fish Meals and Fish Oils*
produced by **Omega Protein Inc.**, USA
*from*

**Atlantic and Gulf Menhaden**
***(Brevoortia tyrannus, Brevoortia patronus)***



*caught by Purse Seiners in the West Atlantic,*
*has been found to conform to*
***Friend of the Sea Criteria for Sustainable Fisheries.***

| *Original certification date:* | *This Certificate is valid until:* |
| --- | --- |
| 19th of May 2008 | 19th of May 2013 |

*Compliance of the certified product to the Friend of the Sea Criteria has been verified by:*

SGS USA

*For the Unit*
FRIEND OF THE SEA

Paolo Bray
*Director*

**Lack of fulfilment of conditions as set out in the Licensing Agreement may render this Certificate invalid**